Litigation Dynamics, Inc.

# PROMISSORY NOTE

**$75,000.00**

April 8, 2011

Houston, Texas

**FOR VALUE RECEIVED, LITIGATION DYNAMICS, INC**., a Texas Corporation with offices at 925 South Mason Road, Katy, Texas 77450 (the "Maker"), PROMISES TO PAY TO THE ORDER OF **2005 Braden Interest, LTD,** a limited company (the "Lender") or its order, the principal sum of **SEVENTY-FIVE THOUSAND DOLLARS AND NO/100 ($75,000.00).** Interest on the unpaid principal shall be fixed at **EIGHTEEN PERCENT (18%)** per annum.

**PAYMENT TERMS.** This Note and interest is due and payable on November 30, 2011.

**FORM OF PAYMENT.** Payments must be made by certified funds, money order, wire transfer or ACH direct deposit into Lender's account, at the option and direction of the Lender. Any payment of all or any portion hereof may be accepted by the holder and handled in collection In the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the holder hereof except to the extent that actual cash proceeds of such Instruments are unconditionally received by the Lender and applied to this indebtedness in the manner elsewhere herein provided.

**MAKER'S PRE-PAYMENT RIGHT.** Maker reserves the right to prepay this Note in whole or in part, prior to maturity, without penalty.

**DEFAULT AND ACCELERATION CLAUSE.** In the event of (a) default in payment of any installment of principal or interest hereof as the same becomes due and such default is not cured within ten (10) days from the due date, or

(b) default under the terms of any instrument securing this Note, and such default is not cured within fifteen (15) days after written notice to Maker, then in either such event the holder may without further notice, declare the remainder of the principal sum, together with all interest accrued thereon at once due and payable, Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. The unpaid principal of this Note and any part thereof, interest and all other sums due under this Note shall bear interest at a rate of EIGHTEEN PERCENT (18%) per annum after default until paid.

All parties to this Note, including Maker and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note and any instrument securing this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

**ATTORNEYS FEES.** Upon default the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the Maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default. The rights and

Maker

remedies of the holder as provided in this Note and any instrument securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described herein and/or in any Instrument securing this Note or any other funds, property or security held by the holder for payment or security, in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release or such rights or remedies or the right to exercise any of them at another time.

**SECURITY.** The indebtedness evidenced by this Note is secured by a Security Agreement of even date herewith conveying an interest in receivables and contracted revenue as collateral.

**NO WAIVER.** Lender's forbearance in enforcing this Note or failure to exercise any right or remedy as set forth herein shall not be deemed a waiver or release of said right or remedy or the right to exercise any of them at Severability. If any provision of this Note or the application thereof shall, for any reason be invalid or unenforceable, neither the remainder of this Note nor the application of the provision entities or circumstances shall be affected thereby, but instead shall be enforced to the permitted by law, forth herein shall another time to any extent, be to other persons, maximum extent.

**BINDING EFFECT.** This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers and shall be binding upon them and inure to the benefit of the heirs, legal representatives, and assigns of the parties hereto.

**DESCRIPTIVE HEADINGS.** The descriptive headings used herein are for convenience of reference only and they are not intended to have any affect whatsoever in determining the rights or obligations under this Note.

**LENDERS RIGHTS.** This Note may be sold, assigned, divided, gifted, or otherwise transferred to any third party at the sole discretion of the lender, and Borrower hereby waives any notice of the transfer by Lender or by an subsequent holder hereof, and agrees to remain bound by the terms of this Note. Upon any such transfer of this Note, the holder here of shall, without any action by Lender, for all purposes, be the "Lender" and shall be entitled to all rights and privileges of Lender Hereunder.

**CONSTRUCTION.** The pronouns used herein shall include, where appropriate, either gender or both, singular and plural.

**GOVERNING LAW.** THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERE UNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE HAS BEEN DELIVERED TO LENDER AND IS PAYABEL IN THE STATE OF TEXAS. THE BOOKS AND RECORDS OF LENDER SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF ALL SUMS DUE LENDER HEREUNDER. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE PRIOR, THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Maker

**IN WITNESS WHEREOF**, the Maker has duly executed the foregoing as of the day and year first above written.

**SIGNATURE OF MAKER**

X______________________ Date 4/8/2011

**Mike Moore, as President**

**President**

**LITIGATION DYNAMICS, Inc.**

**NOTARY WITNESS**

X Ashley Stanley ______ Date [illegible]

My Commission expires [illegible]

Notary Seal:

Maker______